J.P. Morgan Series Trust
Supplement  dated  January 24, 2000 to the  following  Statement  of  Additional
Information:

J.P. Morgan Global 50 Fund, dated March 1, 1999

The following replaces the section under the heading "Custodian and Transfer Agent":

         The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as the Trust's custodian and fund accounting agent. Pursuant to the Custodian Contract with the Trust, BONY is responsible for maintaining the books of account and records of the Fund's portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, the custodian employs various subcustodians who were approved by the Trustees in accordance with the regulations of the SEC. The custodian maintains portfolio transaction records.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.